UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 7, 2024

This Supplement (this “Supplement”) to the Proxy Statement dated June 24, 2024 (the “Proxy Statement”) of Smith-Midland Corporation. (the “Company”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, August 7, 2024 at 4:00 p.m. local time at the Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728.

This Supplement is being distributed by the Company only to file a copy of the Notice Regarding the Availability of Proxy Materials and the Proxy Card. These materials were mailed to the stockholders on record as of June 10, 2024, but were unintentionally omitted from the originally filed Proxy Statement dated June 24, 2024. This Supplement does not in any way change the proposals included in the Proxy Statement.

By Order of the Board of Directors:

/s/ Ashley B. Smith
Ashley B. Smith
Chairman of the Board of Directors
Midland, Virginia
June 26, 2024

2

SMITH-MIDLAND CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – WEDNESDAY, AUGUST 7, 2024 AT 4:00 PM EASTERN TIME

CONTROL ID:
REQUEST ID:

The undersigned herby appoints Ashley B. Smith and Stephanie Poe or either of them as proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Warrenton-Fauquier Airport Terminal, 1533 Iris Trail, Midland, VA 22728,  on Wednesday, August 7, 2024 at 4:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Ashley B. Smith and Stephanie Poe, or either of them, to vote in accordance with their judgement on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice.

The shares represented by this proxy will be voted for and in favor of the items set forth unless a contrary specification is made.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, internet or phone, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SMID
PHONE:	1-866-752-VOTE(8683)

3

ANNUAL MEETING OF THE STOCKHOLDERS OF SMITH-MIDLAND CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THE
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.
Proposal 1		→	FOR	WITHHOLD
Election of directors:
	Ashley B. Smith		☐	☐		Control ID:
	James Russell Bruner		☐	☐		REQUEST ID:
	Matthew I. Smith		☐	☐
	Read Van de Water		☐	☐
	Richard Gerhardt		☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Proposal to ratify and approve the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2024.		☐	☐	☐

Proposal 3
In their discretion to transact such other business as may properly come before the meeting or any adjournments thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

4

SMITH-MIDLAND CORPORATION	CONTROL ID: REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
DATE:	WEDNEDAY, AUGUST 7, 2024
TIME:	4:00 P.M. EASTERN DAYLIGHT TIME
LOCATION:	WARRENTON-FAUQUIER AIRPORT TERMINAL LOCATED AT 1533 IRIS TRAIL, MIDLAND, VIRGINIA 22728

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/smid and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/SMID

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JULY 24, 2024.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/SMID UNTIL 11:59 PM EASTERN TIME AUGUST 6, 2024.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	TO ELECT FIVE (5) MEMBERS TO THE BOARD OF DIRECTORS;

2.	TO RATIFY THE APPOINTMENT OF THE ACCOUNTING FIRM BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR ENDING DECEMBER 31, 2024; AND

3.	TO CONSIDER AND ACT UPON ANY MATTERS INCIDENTAL TO THE FOREGOING AND ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JUNE 10, 2024  AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

5

SMITH-MIDLAND CORPORATION SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

6